CC Real Estate Income Master Fund

Unaudited Schedule of Investments

As of March 31, 2020

Security	Rate		Maturity Date	Face Amount/ Principal/ Shares	Amortized Cost/Cost(a)	Amortized Cost as a% of Face Amount	Fair Value
Commercial Mortgage-Backed Securities (“CMBS”) — 7.7%(b)
Bank of America Commercial Mortgage Trust, Series 2016-UB10, Class D	3.00%		07/15/2049	80,000	$63,405	79.3%	$56,173
Bank of America Commercial Mortgage Trust, Series 2017-BNK3, Class D	3.25%		02/15/2050	40,000	33,914	84.8%	27,598
COMM Mortgage Trust, Series 2014-UBS5, Class E	3.50%		09/10/2047	1,500,000	1,043,157	69.5%	840,542
JP Morgan Bank, Series 2016-C2, Class D	3.40%		06/15/2049	1,800,000	1,542,017	85.7%	1,299,578
Total Commercial Mortgage-Backed Securities (Amortized Cost $2,682,493)							2,223,891

Affiliated Investments - 7.0%
Core Property Corp. - Mezzanine Loan(c)(d)(e)	8.00%		11/19/2028	$5,460,299	5,460,299		2,018,000
Core Property Corp. - Equity Investment(c)(d)(e)(f)				606,800	606,800		—
Total Affiliated Investments (Cost $6,067,099)(a)							2,018,000

Term Loan -4.2%
Kentucky Fried Chicken Term Loan(e)	11.00%	(g)(h)	4/17/2020	$1,221,961	1,221,961		1,221,961
Total Term Loan (Cost $1,221,961)(a)							1,221,961

Short Term Investment - 81.7%
Goldman Sachs Financial Square Money Market Fund - Institutional Shares	1.71%	(i)		23,539,051	23,552,992		23,515,512
Total Short Term Investment (Cost $23,552,992)(a)							23,515,512

TOTAL INVESTMENTS (Cost $33,524,545)(a) - 100.6%							28,979,364
OTHER ASSETS AND LIABILITIES-NET - (0.6)%							(188,173)
NET ASSETS - 100.0%							$28,791,191

Shares Outstanding							5,860,189
Net Asset Value per Common Share							$4.91

(a)	Also represents cost for federal income tax purposes.
(b)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.
(c)	Affiliated investment.
(d)	At March 31, 2020, the Master Fund owned more than 25% of the voting securities of Core Property Corp., thereby making this a controlled affiliate, as defined by the 1940 Act.
(e)	Represents a Level 3 investment. Refer to “Investment Portfolio” Note.
(f)	Non-Income Producing Security.
(g)	Rate shown includes 0.05% issuance fee.
(h)	Original maturity date of the loan was October 17, 2019. Pursuant to the loan agreement, at the lenders discretion, the borrower has two six-month extension options. On October 17, 2019, management agreed to extend the loan until February 28, 2020. On February 28, 2020, the maturity date of the term loan was further extended to April 17, 2020. On April 27, 2020, the borrower repaid the loan in full.
(i)	The rate shown represents the 7-day effective yield as of March 31, 2020.

Refer to notes to accompanying financial statements.

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CC Real Estate Income Master Fund

Notes to Unaudited Schedule of Investments

As of March 31, 2020

Investment Portfolio

The information contained in this section should be read in conjunction with the Master Fund’s audited financial statements contained in its annual report for the fiscal year ended December 31, 2019.

The following table summarizes the composition of the Master Fund’s investment portfolio at cost and fair value as of March 31, 2020:

	March 31, 2020
	Cost(1)	Fair Value	Percentage of Portfolio
Short Term Investment(2)	$23,552,992	$23,515,512	81.1%
CMBS	2,682,493	2,223,891	7.7%
Affiliated Investments	6,067,099	2,018,000	7.0%
Term Loan	1,221,961	1,221,961	4.2%
	$33,524,545	$28,979,364	100.0%

_________________

(1)       Cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

(2)       See Schedule of Investments for additional detailed categorization.

Under ASC Topic 820, fair value is defined as the price that the Master Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC Topic 820 emphasizes that valuation techniques should maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Master Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Master Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1:	observable inputs such as quoted prices in active markets;
Level 2:	includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and
Level 3:	unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of March 31, 2020, the Master Fund’s investments were categorized as follows in the fair value hierarchy:

Investments at Fair Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Short Term Investment	$23,515,512	$—	$—	$23,515,512
CMBS	—	2,223,891	—	2,223,891
Affiliated Investments	—	—	2,018,000	2,018,000
Term Loan	—	—	1,221,961	1,221,961
Total	$23,515,512	$2,223,891	$3,239,961	$28,979,364

As of March 31, 2020, the Master Fund did not hold any derivatives contracts.

There were no transfers between levels during the three months ended March 31, 2020.

The Master Fund’s investments as of March 31, 2020, consisted primarily of a short term investment in a money market fund. In addition, the Master Fund held investments in CMBS, a direct affiliated investment and a term loan. The Master Fund valued its performing CMBS investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. For non-performing or distressed investments, if any, the Master Fund will value such investments by using the bid price. There were no non-performing or distressed investments as of March 31, 2020.

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CC Real Estate Income Master Fund

Notes to Unaudited Schedule of Investments

As of March 31, 2020

The Master Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers against the actual prices at which the Master Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Master Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsors, the Master Fund believes that these prices are reliable indicators of fair value. The Master Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Master Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Master Fund purchases and sells its investments. The Master Fund’s Valuation Committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Master Fund’s valuation process.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Beginning Balance January 1, 2020	Accrued Discount/ Premium	Realized Gain/ (Loss)	Change in Unrealized (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Ending Balance March 31, 2020	Net change in unrealized (depreciation) attributable to Level 3 investments held at March 31, 2020

Core Property Corp. Equity	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Core Property Corp. Mezzanine Loan	2,342,998	—	—	(324,998)	—	—	—	—	2,018,000	(324,998)
Term Loan	1,221,961	—	—	—	—	—	—	—	1,221,961	—
Total	$3,564,959	$—	$—	$(324,998)	$—	$—	$—	$—	$3,239,961	$(324,998)

The table below provides additional information about the Level 3 Fair Value Measurements as of March 31, 2020:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value as of March 31, 2020	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Core Property Corp. Equity	$—	Asset Liquidation Analysis	Sales Proceeds	N/A	N/A
Core Property Corp. Mezzanine Loan	$2,018,000	Asset Liquidation Analysis	Sales Proceeds	N/A	N/A
Term Loan	$1,221,961	Cash Equivalency Analysis	Recoverable Amount	N/A	N/A

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Advisor believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances, the Advisor may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

As of March 31, 2020, the Master Fund valued its mezzanine loan investment at $2,018,000 and its equity investment at $0, with the overall investment in Core Property Corp. valued at $2,018,000. The fair valuation of this position included the analysis of the expected selling price less estimated selling costs based on the current status of the sales process. The valuation was approved in conjunction with the valuation policies and procedures of the Master Fund.

On a quarterly basis, the Advisor presents the factors considered in determining the fair value measurements and presents that information to the valuation and audit committee.

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